                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - May 8, 1996

                        ZANART ENTERTAINMENT INCORPORATED
             (Exact name of registrant as specified in its charter)

    Florida                      0-25804                          59-2716063
(State or other jurisdiction     Commission                    I.R.S.  Employer
of incorpororation)              File Number                  Identification No.

7641 Burnet Avenue, Van Nuys, CA                                    91405
(Address of principal executive offices)                          (Zip Code)

      (Registrant's Telephone Number, Including Area Code) (818) 904-9797

Item 1. Changes  in Control of Registrant

        Not Applicable

Item 2. Acquisition or Disposition of Assets

        Not Applicable

Item 3. Bankruptcy or Receivership

        Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

        Not Applicable

Item 5. Other Events

        Not Applicable

Item 6. Resignations of Registrant's Directors

        On May 8, 1996, Jacqueline Simkin resigned from the Board of Directors of Zanart Entertainment Incorporated.

        A copy of Ms. Simkin's letter of resignation is attached as Exhibit "1."

Item 7. Financial Statements and Exhibits

        (a) Financial statements of business acquired

            None

        (b) Pro forma financial information

            None

        (c) Exhibits

            (1) Letter dated May 8, 1996 from Jacqueline Simkin

Item 8. Change in Fiscal Year

        Not Applicable

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Zanart Entertainment Incorporated
                                          (Registrant)

Dated: May 14, 1996                       By:  /s/ Thomas Zotos
       ---------------                        -----------------
                                          Thomas Zotos
                                          Chief Executive Officer

Dated: May 14, 1996                       By: /s/ Todd B. Slayton
       ---------------                      ---------------------
                                          Todd B. Slayton
                                          Chief Financial Officer

                                LIST OF EXHIBITS

(1)     Letter dated May 8, 1996 from Jacqueline Simkin regarding resignation